UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2009

CROWN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-50189	75-3099507
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Crown Way, Philadelphia, PA		19154-4599
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code      215-698-5100

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c)
Crown Holdings, Inc. (the “Company”) has promoted Thomas A. Kelly to Senior Vice President – Finance, effective December 10, 2009.  Mr. Kelly will continue reporting to Timothy J. Donahue, Executive Vice President and Chief Financial Officer. Mr. Kelly’s previous position was Senior Vice President and Corporate Controller and prior to that he served as Assistant Corporate Controller. Mr. Kelly joined the Company in 1992.

The Company has selected Kevin C. Clothier, age 41, to succeed Mr. Kelly as Vice President and Corporate Controller, effective December 10, 2009. Mr. Clothier has served as Assistant Corporate Controller since 2000 and a Vice President since 2006.

The Registrant’s press release announcing the foregoing is incorporated by reference to Exhibit 99.1 to this report.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

  (d)  Exhibits:

Exhibit 99.1	Press Release dated December 14, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 2009	CROWN HOLDINGS, INC.

By:	/s/ Kevin C. Clothier
Name: Kevin C. Clothier
Title: Vice President and Corporate Controller